UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2008

Stewart Information Services Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-02658	741677330
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1980 Post Oak Boulevard, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-625-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2008, the Board of Directors of Stewart Information Services Corporation, a Delaware corporation (the "Registrant") appointed Brian Glaze as its Principal Accounting Officer.

Mr. Glaze has served as Senior Vice President – Corporate Controller of Stewart Title Guaranty Company ("Guaranty"), a subsidiary of the Registrant, since December 2007. From April 2006 to December 2007, Mr. Glaze served as Vice President – Controller for Guaranty and from August 2005 to April 2006, he served as Guaranty’s Director – Financial Reporting. From April 2002 to August 2005, Mr. Glaze served as a Senior Manager at Arnie & Co., a Certified Public Accounting firm which specializes in litigation consulting. In addition, Mr. Glaze spent 7 years with KPMG LLP and has held senior finance roles with two publicly traded manufacturing companies. Mr. Glaze, 39, earned his bachelor of business administration degree in accounting from Baylor University in 1991.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewart Information Services Corporation

March 18, 2008	By:	Max Crisp

Name: Max Crisp
Title: Executive Vice President and Chief Financial Officer